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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington D.C.  20549


                                FORM 8-K

                             Current Report

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  November 7, 1996


                         JORDAN INDUSTRIES, INC.
         (Exact name of registrant as specified in its charter)


       Illinois                    33-24317                   36-3598114
(State or other jurisdiction   (Commission File number)    (I.R.S. Employer)
   of incorporation)                                       Identification No.)


            ArborLake Centre, Suite 550
        1751 Lake Cook Road, Deerfield, IL                         60015
     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including are code: (847) 945-5591


                             Not Applicable
      (Former name or former address, if changed since last report)

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                  INFORMATION TO BE INCLUDED IN REPORT



Item 1.  Changes in Control of Registrant.

      Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

      On November 7, 1996, Jordan Industries, Inc. (the "Company"), through its majority-owned subsidiaries Motors and Gears, Inc. ("Motors") and Motors and Gears Industries, Inc. ("Industries") and its newly formed majority-owned subsidiaries, The New Imperial Electric Company, The New Scott Motors Company and New Gear Research, Inc. (collectively, along with Motors and Industries, the "Purchasers") acquired the businesses and net assets of The Imperial Electric Company, The Scott Motors Company and Gear Research, Inc. (collectively, the "Sellers"), manufacturers of fractional/integral horsepower and gear and gearbox products, from JII, Inc. ("JII"). Each of the Sellers and JII is a wholly-owned subsidiary of the Company. The acquisition was made pursuant to an Agreement for Purchase and Sale of Assets (the "Asset Purchase Agreement"), by and among the Purchasers and the Sellers. The Purchasers presently intend to continue using the acquired assets in the same manner as was used by the Sellers immediately prior to the acquisition. Each of the Purchasers is a "non-restricted" subsidiary while each of the Sellers and JII is a "restricted" subsidiary for purposes of the Company's indentures relating to its Senior Notes and Senior Subordinated Discount Debentures due 2003 and 2005, respectively (collectively, the "Jordan Indentures"). Motors indirectly owns Merkle-Korff Industries, Inc. ("Merkle-Korff") and BCM Holdings, Inc. ("BCM") which are also "non-restricted" subsidiaries under the Jordan Indentures.

      In consideration for the assets purchased pursuant to the Asset Purchase Agreement, at the closing the Company, through the Purchasers: (i) paid the Sellers $75.0 million in cash and (ii) assumed and/or refinanced approximately $5.1 million in liabilities. The Company further agreed, pursuant to a Contingent Earnout Agreement (the "Contingent Earnout Agreement"), and through the Purchasers, to pay to the Sellers 50% of the cumulative EBITDA (as defined in the Contingent Earnout Agreement) above $50 million of the Purchasers earned during the five fiscal years ended December 31, 1996 through December 31, 2000. Payments, if any, under the Contingent Earnout Agreement will be determined and made on April 30, 2001. In order to determine the amount of consideration paid under the Asset Purchase Agreement, the Company compared the financial aspects of the Sellers to other Company acquisitions and received and reviewed a fairness opinion by Duff & Phelps.

      The cash portion of the consideration paid at closing was raised by the private placement by Motors of $170.0 million of its 10 3/4% Series A Senior Notes due 2006 (the "Series A Notes"), as more fully described in
Item 5 hereof.

      Descriptions of the Asset Purchase Agreement and the Contingent Earnout Agreement and the transactions contemplated thereunder do not purport to be complete. Included as exhibits hereto are the Asset Purchase Agreement and the Contingent Earnout Agreement and the documents relating thereto and, as such, the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.


Item 3.  Bankruptcy or Receivership.

      Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

      Not Applicable.


Item  5.  Other Events.

      On November 7, 1996, Motors completed an offering of Series A Notes pursuant to a Purchase Agreement (the "Note Purchase Agreement") in a private placement to certain initial purchasers who, in turn, offered the Series A Notes to qualified institutional buyers and certain accredited investors. In addition, pursuant to a Registration Rights Agreement (the "Registration Rights Agreement"), Motors agreed to register its 10 3/4% Series B Senior Notes due 2006 (the "Series B Notes" and, together with the Series A Notes, the "Senior Notes") under the Securities Act of 1933, as amended, and to offer the Series B Notes in exchange for the outstanding Series A Notes. The terms of the Senior Notes are governed by an Indenture (the "Indenture"), between Motors and Fleet National Bank, as trustee.

      Motors used the proceeds from the issuance of the Series A Notes to:
(i) fund the cash portion of the purchase price payable by the Purchasers in connection with the acquisition of the businesses and net assets of the Sellers from JII and (ii) repay certain indebtedness under Merkle-Korff's existing credit agreement. In connection with the issuance of the Series A Notes, Merkle-Korff refinanced its existing credit facility and Industries, along with Merkle-Korff, BCM and the Purchasers (other than Motors) entered into a new revolving credit facility (the "Credit Agreement") with Bankers Trust Company, which provides for revolving loans of up to $75.0 million.

      The Company applied the net proceeds received from Motors to repay senior indebtedness.

      Descriptions of the Note Purchase Agreement, the Registration Rights Agreement, the Indenture and the Credit Agreement and the transactions contemplated thereunder do not purport to be complete. Included as exhibits hereto are the Note Purchase Agreement, the Registration Rights Agreement, the Indenture and the Credit Agreement and the documents relating thereto and, as such, the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.


Item 6.  Resignations of Registrant's Directors.

      Not Applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

      The response to this Item is submitted as a separate Exhibit Index accompanying this filing and is incorporated herein by reference.


Item 8.  Change in Fiscal Year.

      Not Applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      Not Applicable.

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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   JORDAN INDUSTRIES, INC.



Date:  November 19, 1996           By:  /s/  Thomas C. Spielberger
                                      ---------------------------------
                                        Name:   Thomas C. Spielberger
                                        Title:  Vice President, Controller and
                                                 Principal Accounting Officer

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                              EXHIBIT INDEX



Exhibit                                                         Sequential
Number      Description                                         Page No.
-------     -----------                                         ----------

1.1         Purchase Agreement, dated as of November 1,
            1996, by and among Motors and Gears, Inc., Donaldson, Lufkin & Jenrette Securities
            Corporation, BT Securities Corporation and
            Jefferies & Company, Inc. *

2.1 Agreement for Purchase and Sale of Assets, dated as of November 7, 1996, by and among Motors and Gears, Inc., Motors and Gears Industries, Inc., The New Imperial Electric Company, The New
            Scott Motors Company, New Gear Research, Inc., The Imperial Electric Company, The Scott Motors Company and Gear Research, Inc. *

2.2. Contingent Earnout Agreement, dated as of November 7, 1996, by and among Motors and Gears, Inc., Motors and Gears Industries, Inc., The New Imperial Electric Company, The New Scott Motors Company, New Gear Research, Inc., The Imperial Electric Company,
            The Scott Motors Company and Gear Research, Inc.

10.1 Registration Rights Agreement, dated as of November 7, 1996, by and among Motors and Gears, Inc., Donaldson,
            Lufkin & Jenrette Securities Corporation, BT
            Securities Corporation and Jefferies & Company, Inc

10.2        Indenture, dated as of November 7, 1996, between
            Motors and Gears, Inc. and Fleet National Bank, as Trustee *

10.3 Credit Agreement, dated as of November 7, 1996, by and among Motors and Gears Industries, Inc., the other lenders party thereto and Bankers Trust
            Company, as agent *

10.4 Security Agreement, dated as of November 7, 1996, by and among Motors and Gears Industries, Inc., Merkle-Korff Industries, Inc., BCM Holdings, Inc., The New Imperial Electric Company, The New
            Scott Motors Company, New Gear Research, Inc. and Bankers Trust Company, as agent *

10.5 Stock Pledge Agreement, dated as of November 7, 1996, by and among Motors and Gears Industries, Inc., Merkle-Korff Industries, Inc., BCM Holdings, Inc., The New Imperial Electric Company, The
            New Scott Motors Company, New Gear Research, Inc. and Bankers Trust Company, as agent *

10.6        Revolving Note in the aggregate principal amount of
            $75,000,000

10.7 TJC Management Consulting Agreement, dated as of November 7, 1996, by and among Motors and Gears Holdings, Inc., Motors and Gears, Inc., Motors and Gears Industries, Inc., Merkle-Korff Industries, Inc., BCM Holdings, Inc., The New Imperial Electric Company, The New Scott Motors Company, New Gear Research, Inc. and TJC Management Corporation

10.8 JII Management Services Agreement, dated as of November 7, 1996, by and among Motors and Gears Holdings, Inc., Motors and Gears, Inc., Motors and Gears Industries, Inc., Merkle-Korff Industries, Inc., BCM Holdings, Inc., The New Imperial Electric Company, The New Scott Motors Company, New Gear Research, Inc. and the Company

99          Press release issued by the Company
__________________

     *     The schedules to this agreement have not been filed pursuant to
           Item 601(b)(2) of Regulation S-K. Such schedules will be filed supplementally upon the request of the Securities and Exchange Commission.

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                               SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JORDAN INDUSTRIES, INC.



Date:  November 19, 1996          By:  /s/ Thomas C. Spielberger
                                     --------------------------------
                                       Name:   Thomas C. Spielberger
                                       Title:  Vice President, Controller and
                                                Principal Accounting Officer